UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2004
                                                  -------------

                           EMC INSURANCE GROUP INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Iowa                          0-10956              42-623455
-------------------------------        ------------      --------------------
(State or other jurisdiction of        (Commission       (I.R.S. Employer
         incorporation)                File Number)       Identification No.)


 717 Mulberry Street, Des Moines, Iowa                           50309
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(Address of principal executive office)                       (Zip Code)


                                (515) 280-2902
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure

     On July 19, 2004, EMC Insurance Group Inc. issued the following press release:

EMC INSURANCE GROUP INC. ANNOUNCES
PROPOSED CHANGE IN POOLING AGREEMENT
AND EMPLOYERS MUTUAL CASULATY COMPANY'S
WITHDRAWL FROM THE DIVIDEND REINVESTMENT
PLAN

     DES MOINES, Iowa (July 19, 2004) - EMC Insurance Group Inc. (Nasdaq/NM:EMCI) today announced a proposed 6.5 percentage point increase in its property and casualty insurance companies' aggregate participation interest in the EMC Insurance Companies pooling agreement effective January 1, 2005. As a result of this change, the Company's aggregate participation interest in the pooling agreement would increase from the current 23.5 percent to 30.0 percent, and Employers Mutual Casualty Company's participation interest would decline from the current 65.5 percent to 59.0 percent. This increase in the Company's aggregate participation interest is subject to the approval of the Iowa Insurance Division and the successful completion of the stock offering announced on July 16, 2004.

     In addition, the Company has received notification from Employers Mutual Casualty Company that it will withdraw from participation in the Company's Dividend Reinvestment and Common Stock Purchase Plan during the third quarter of 2004 and will likely not participate in the plan during the fourth quarter of 2004.

     EMC Insurance Group Inc., the publicly-held insurance holding company of EMC Insurance Companies, owns subsidiaries with operations in property and casualty insurance and reinsurance. EMC Insurance Companies is one of the largest property and casualty entities in Iowa and among the top 60 insurance entities nationwide. For more information, visit our website www.emcinsurance.com.

      The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this report is based on management's current expectations and actual results of the Company may differ materially from such expectations. The risks and uncertainties that may affect the actual results of the Company include but are not limited to the following: catastrophic events and the occurrence of significant severe weather conditions; state and federal legislation and regulations; rate competition; changes in interest rates and the performance of financial markets; the adequacy of loss and settlement expense reserves, including asbestos and environmental claims; rating agency actions and other risks and uncertainties inherent to the Company's business. When we use the words "believe", "expect", "anticipate", "estimate" or similar expressions, we intend to identify forward-looking statements. You should not place undue reliance on these forward-looking statements.

     The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMC INSURANCE GROUP INC.
                                    Registrant


                                    /s/ Bruce G. Kelley
                                    -------------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer



                                    /s/ Mark E. Reese
                                    -------------------------
                                    Mark E. Reese,
                                    Vice President & Chief Financial Officer
July 19, 2004